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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2004

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

          New Jersey                    001-09120                22-2625848
       (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
              (Registrant's telephone number, including area code)

                              http://www.pseg.com

                                 PSEG POWER LLC
             (Exact name of registrant as specified in its charter)

           Delaware                      000-49614               22-3663480
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                               80 Park Plaza, T-25
                          Newark, New Jersey 07102-4194
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
              (Registrant's telephone number, including area code)

                               http://www.pseg.com

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

          New Jersey                  001-00973                  22-1212800
       (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
              (Registrant's telephone number, including area code)

                               http://www.pseg.com

                           PSEG ENERGY HOLDINGS L.L.C.
             (Exact name of registrant as specified in its charter)

          New Jersey                    000-32503                22-2983750
       (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                               80 Park Plaza, T-20
                          Newark, New Jersey 07102-4194
               (Address of principal executive offices) (Zip Code)

                                  973-456-3581
              (Registrant's telephone number, including area code)

                               http://www.pseg.com

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The information contained in Item 5. Other Events in this combined Form 8-K is separately filed by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). The information contained in Item 12. Results of Operations and Financial Condition in this Form 8-K is furnished solely for PSEG. Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 5. Other Events

PSEG Announces 2003 Results
---------------------------

On January 27, 2004, the following unaudited results were announced for PSEG, PSE&G, Power and Energy Holdings.

Income from Continuing Operations for the year ended December 31, 2003 was $852 million, $247 million, $474 million and $189 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles (GAAP), Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred stock dividends of $4 million and $23 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the year ended December 31, 2003 was $1,166 million, $225 million, $844 million and $128 million, respectively.

PSEG also announced that prior period financial statements for Energy Holdings and PSEG will be restated in their respective 2003 Form 10-K's for the years ended December 31, 2002 and 2001 to correct foreign currency translation/transaction impacts of Energy Holdings' equity method investment in RGE, a distribution company in Brazil, and other minor items. The restatement reduced PSEG's and Energy Holdings' Common Stockholders'/Member's Equity at December 31, 2002 by approximately $100 million, which includes a negative impact of about $0.04 and $0.03 per share for the years ended December 31, 2002 and 2001, respectively.

Nuclear Regulatory Commission (NRC) Request
-------------------------------------------

On January 30, 2004, PSEG announced that it was initiating an in-depth self-assessment of the work environment at its Salem and Hope Creek nuclear generating facilities in response to a request from the NRC. A copy of the press release dated January 30, 2004 relating to this matter is attached as exhibit 99.1 to this form 8-K.

Item 12. Results of Operations and Financial Condition

On January 27, 2004, PSEG announced unaudited financial results for the year ended December 31, 2003. A copy of the earnings release dated January 27, 2004 is furnished as Exhibit 99 to this Form 8-K. The information contained in this report is being furnished pursuant to Item 12 as directed by the U.S. Securities and Exchange Commission.

To supplement PSEG's consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of pro forma operating income and pro forma operating income per share which does not include losses relating to the impairment and operations of Energy Holdings' Argentine investments in 2002.

PSEG's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. The Company believes that the inclusion of non-GAAP financial measures provides consistent and comparable measures to help shareholders understand PSEG's current and future operating results. PSEG urges shareholders to carefully review the GAAP financial information included as part of PSEG's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)


                            By: /s/ Patricia A. Rado
                                ----------------------
                                Patricia A. Rado
                          Vice President and Controller
                          (Principal Accounting Officer)

Date: February 2, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)


                            By: /s/ Patricia A. Rado
                                ----------------------
                                Patricia A. Rado
                          Vice President and Controller
                          (Principal Accounting Officer)

Date: February 2, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                                 PSEG POWER LLC
                                  (Registrant)


                            By: /s/ Patricia A. Rado
                                ----------------------
                                Patricia A. Rado
                          Vice President and Controller
                          (Principal Accounting Officer)

Date: February 2, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                           PSEG ENERGY HOLDINGS L.L.C.
                                  (Registrant)


                            By: /s/ Derek M. DiRisio
                                ----------------------
                                Derek M. DiRisio
                          Vice President and Controller
                          (Principal Accounting Officer)

Date: February 2, 2004


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